                                                                   EXHIBIT 10.43


CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                               AMENDMENT NO. 3 TO
                                   AGREEMENT

     This Amendment No. 3 ("AMENDMENT NO. 3") is entered effective April 1, 2002 (the "AMENDMENT EFFECTIVE DATE") pursuant to and amending that certain Agreement (as defined below) between Gen-Probe Incorporated, a Delaware corporation ("GEN-PROBE") and Chiron Corporation, a Delaware corporation ("CHIRON"), on behalf of itself and its Affiliates. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.


                                    Recitals

     A. The parties entered into the Agreement as of June 11, 1998 pursuant to which, among other things, the parties described their respective rights and obligations with respect to production planning and inventory management processes. The Agreement was amended by the following: (i) June 11, 1998 Collaboration Agreement, (ii) June 11, 1998 Supplemental letter agreement, (iii) June 26, 1998 Addendum to Collaboration Agreement, (iv) June 30, 1998 Supplemental letter agreement, (v) June 30, 1998 Consent, (vi) December 1, 1998 letter agreement re American Red Cross revenues, (vii) December 7, 1999 First amendment to Collaboration Agreement, (viii) February 1, 2000 Second amendment to Collaboration Agreement, (ix) June 7, 2001 Supplemental agreement no. 1 (Customer training and Support), (x) October 30, 2001 Confidentiality and Joint Interest Agreement, (xi) April 4, 2001 Agreement re Arbitration. In addition, the parties entered into that certain Definitive Written Settlement Agreement dated December 4, 2001 (the "Settlement Agreement").

     B. The parties have discussed a proposed revision to and clarification of their respective rights and obligations with respect to production planning and inventory management processes, and have agreed to make certain additional changes to the Agreement in connection therewith, in accordance with the provisions of this Amendment No. 3.

     C. By this Amendment No. 3, the parties desire to revise and clarify their respective rights and obligations, as described herein, applicable to all Blood Screening Assays, including one or more Future Blood Screening Assays to be conducted by the Blood Screening Instruments to be developed under the terms of the Agreement.


                                   Agreement

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements set forth in this Amendment No. 3, the parties agree as follows:

     1.   DEFINITIONS.

          1.1 "Agreement" means that certain Agreement entered into as of June 11, 1998 by and between Gen-Probe Incorporated, a Delaware corporation with a principal place of business at 10210 Genetic Center Drive, San Diego CA 92121 and Chiron Corporation, a Delaware corporation, with a place of business at 4560 Horton Street, Emeryville, CA 94608, on behalf of itself and its Affiliates, as amended by the amendments referenced in Recital A above.

          1.2 "Settlement Agreement" means that certain Definitive Written Settlement Agreement dated December 5, 2001 executed by and between Chiron Corporation and Gen-Probe Incorporated.


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
          1.3 "Supplemental Agreement" means that certain Supplemental Agreement No. 2 dated December 5, 2001 executed by and between Chiron Corporation and Gen-Probe Incorporated.

          1.4 The following definitions shall be added to the Agreement, for the purpose of the amendments made by this Amendment No. 3, by adding the following subsections to Section 1 of the Agreement:

     "1.60 "Customer" means the Third Party to whom Blood Screening Assays are sold, transferred or otherwise conveyed by Chiron, its Affiliates or the Major Distributor.

     1.61 "Forecast" means the twelve-month rolling forecast of Chiron's estimated purchase requirements of Blood Screening Assays over the period covered by the forecast, as set forth in Section 6.3.1 of the Agreement, as amended pursuant to this Amendment No. 3.

     1.62 "Lot" means each of Gen-Probe's manufacturing lots of Blood Screening Assays.

     1.63 "Purchase Order" means the binding purchase order of Blood Screening Assays delivered in accordance with the provisions of Section 6.3.3 of the Agreement, as amended pursuant to this Amendment No. 3."

     2.   FORECASTS AND ORDERS.    Section 6.3 of the Agreement and its
associated subsections are hereby deleted and replaced in their entirety with the following:

     "6.3 Forecasts and Orders.

          6.3.1     Forecasts.

                    (a) On or before the first (1st) day of each calendar month during the term of this Agreement, Chiron shall provide to Gen-Probe a Forecast, covering the period commencing the calendar month immediately succeeding the month in which the Forecast is delivered (for example, on January 1, Chiron will deliver a rolling twelve (12) month, showing Chiron's estimated purchase requirements over the period covered by the Forecast. The Forecast shall include purchase requirements, at the following level of detail:


                         (i) for the first (1st), second (2nd) and third (3rd) calendar months covered by the Forecast, the Forecast shall specify the Blood Screening Assays by packaging configuration, including kit size and/or catalogue part number, and associated quantities for purchase from Gen-Probe by Chiron in such three-month period;

                         (ii)  for the  fourth (4th), fifth (5th) and sixth
     (6th) calendar months covered by the Forecast, the Forecast shall specify the Blood Screening Assays and ancillary materials, by labeling requirement detailed according to the provisions of Schedule A.1, attached hereto, and associated quantities that Chiron expects to order from Gen-Probe by Chiron in such period; and

                         (iii) for the seventh (7th) through twelfth (12th) calendar months covered by the Forecast, the Forecast shall specify the estimated purchase requirements, by test, and associated quantities that Chiron expects to order from Gen-Probe by Chiron in such period.

                         (iv) Subject to the additional provisions set forth in subparagraph (v) below, in each Forecast delivered, Chiron may not (A) amend the quantities of Blood Screening Assays from the quantities specified for the first (1st), second (2nd) and third (3rd) calendar months in the immediately preceding Forecast; (B) amend the quantities of Blood Screening Assays specified in the Forecast for the fourth (4th), fifth (5th) and sixth (6th) calendar months in the immediately preceding Forecast to an amount that is less than [***] nor more than [***] of the amount forecasted when the month being amended was the sixth (6th) calendar month; (C) amend the quantities of Blood Screening Assays specified in the Forecast for the seventh (7th) calendar month in the immediately preceding Forecast as it transitions to the sixth (6th) calendar month in the delivered Forecast to an amount that is less than [***] nor more than [***] of the quantity of Blood Screening Assays specified in the previous Forecast when the month in question was the seventh
(7th) calendar month; or (D) amend the quantities of Blood Screening Assays specified in the Forecast for the eighth (8th) calendar month in the immediately preceding Forecast as it transitions to the seventh (7th) calendar month in the delivered Forecast to an amount that is less than [***] nor more than [***] of the quantity of Blood Screening Assays specified in the previous Forecast when the month in question was the eighth (8th) calendar month. For example, on January 1, Chiron will deliver a Forecast in which February is the first (1st) calendar month and September is the eighth (8th) calendar month of the Forecast. If Chiron estimates in such Forecast that in August, the seventh (7th) calendar month, it will require [***] tests, Chiron may not decrease its Forecast below [***] tests nor increase it above [***] tests as that month transitions to the sixth (6th) calendar month in the next Forecast. Similarly, if Chiron estimates in a Forecast that in September, the eighth (8th) calendar month, it will require [***] tests, then in the subsequent Forecast Chiron may not decrease its Forecast below [***] tests nor increase it above [***] tests when that month transitions to the seventh (7th) calendar month. For purpose of the convenience of reference hereafter, the Forecast delivered in which the applicable calendar month is the eighth (8th) month is referred to as the "original Forecast"; and the quantity as forecast in any subsequent Forecast, amended as permitted under this Section (i.e. the Forecast delivered in which the applicable month transitions to the next lower month, such as from the eighth (8th) month to the seventh (7th)), is referred to as the "amended Forecast."

            (v) Notwithstanding the provisions of subparagraph (iv) above, the parties acknowledge that Gen-Probe incurs substantial expense ramping up production and otherwise preparing to meet quantities forecasted by Chiron, even in periods commencing the seventh (7th) calendar month and beyond in the then-current Forecast. Therefore, the parties agree that Chiron may NOT reduce the Forecast DOWN under subparagraph (iv)(B) and (C), above, in the aggregate to an amount that is less than [***] of the highest quantity of Blood Screening Assays specified in any Forecast. (For example, on January 1, Chiron will deliver a Forecast in which February 1 is the first (1st) month and September is the eighth (8th) month of the Forecast. If Chiron estimates in such Forecast that in September it will require [***] tests, then Chiron may not amend the Forecast, at any time or in the aggregate, to an amount that is less than [***] tests deliverable in September. In addition, if, in the subsequent Forecast when the month in question transitions from the eighth (8th) to the seventh (7th) month, Chiron increases the Forecast of the month in question from [***] tests to [***] tests, then Chiron may not amend the Forecast to an amount that is less than [***] tests deliverable in September (i.e. [***]). Similarly, if in the next Forecast, when the month in question transitions from the seventh (7th) to the sixth (6th) month, Chiron further increases the Forecast to [***] tests, then Chiron may not amend the Forecast to an amount that is less than [***] tests deliverable in September (i.e. [***]).)

      (b) Commencing in the first full month following the Amendment Effective Date, the parties shall meet monthly, on or before the twenty-second (22nd) day of each calendar month, to review the previous month's performance and the current Forecast and production plan


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   the Commission. Confidential treatment has been requested with respect to the
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for the purpose of making production planning and inventory management decisions necessary to meet Customer supply needs in a cost-efficient manner. Such production planning meetings shall be attended by qualified members of each party, and shall be sponsored by Chiron's Director of Global Supply Chain Management and Gen-Probe's Vice-President of Manufacturing - Blood Products.
The parties shall implement a standing agenda in the form set forth in Schedule A.2, attached hereto, and may consider such additional information as is agreed upon by both parties.

            (c) In the event that any disagreement arises between the parties pursuant to the obligations imposed in this Section 6.3.1, the parties shall submit such dispute first to a discussion between responsible managers, and if they cannot agree, then to the Supervisory Board for resolution as soon as is reasonably achievable. In the event that the Supervisory Board is (i) unable to resolve the issue at its next meeting, or (ii) is unable or unwilling to meet within the thirty (30) day period after submittal of the issue to the Supervisory Board, then the issue shall be referred by the parties for resolution in accordance with the terms of Article 13 herein.

      6.3.2 Purchase Obligation.

            (a) Chiron shall be required to purchase, in the respective month, the quantity of Blood Screening Assays, by part number, specified in each Forecast for the first (1st), second (2nd) or third (3rd) covered by each Forecast. If any Forecast fails to conform to with the provisions of Section 6.3.1, considered in the aggregate, then for purposes of determining Chiron's purchase obligation under this Section 6.3.2(a) such non-conforming Forecast shall be revised to comply with such provisions of Section 6.3.1.

            (b) Notwithstanding anything in this Agreement to the contrary, the expiration or sooner termination of this Agreement, other than a termination by Chiron for default of Gen-Probe in accordance with the provisions of Section
11.2.1 and subject to the provisions of Section 15.2 governing force majeure events, shall not operate to extinguish Chiron's obligation to purchase the quantity of Blood Screening Assays specified in accordance with Section 6.3.1 through the eighth (8th) calendar month covered by the Forecast in effect as of the effective date of expiration or sooner termination.

            (c) In the event that any disagreement arises between the parties pursuant to the obligations imposed in this Section 6.3.2, the parties shall submit such dispute first to a discussion between responsible managers, and if they cannot agree, then to the Supervisory Board for resolution as soon as is reasonably achievable. In the event that the Supervisory Board is (i) unable to resolve the issue at its next meeting, or (ii) is unable or unwilling to meet within the thirty (30) day period after submittal of the issue to the Supervisory Board, then the issue shall be referred by the parties for resolution in accordance with the terms of Article 13 herein.

      6.3.3 Purchase Orders.

            (a) Chiron shall submit to Gen-Probe a binding Purchase Order on or before the fifth (5th) day of each calendar month during the term hereof covering the Blood Screening Assays forecasted by Chiron for the third (3rd) calendar month covered by the then-current Forecast (for example, on January 5, Chiron will submit a Purchase Order for Blood Screening Assays to be delivered in April). Each Purchase Order shall be in writing and reasonably similar to the sample Purchase Order attached hereto as Schedule A.3. Each Purchase Order shall specify the quantity of Blood Screening Assays ordered (by packaging configuration, including kit size and/or catalogue part number), the place of delivery, the requested delivery date, and such other information as Gen-Probe reasonably requests. Chiron may not request a delivery date for any Blood Screening Assays that is less than eighty-five (85) days or more than ninety-five (95) days after the date of the applicable Purchase Order (for example, a Purchase Order submitted to

Gen-Probe on January 5 may only specify a delivery date between the first and the tenth of April).

               (b) Purchase Orders submitted to Gen-Probe by Chiron shall be binding on Gen-Probe as to that quantity of Blood Screening Assays set forth in the then-current Forecast for such calendar month. If the quantity of any Blood Screening Assays ordered by Chiron for any calendar month exceeds the quantity of such Blood Screening Assays set forth in the then-current Forecast for such month, then Gen-Probe shall use Commercially Reasonable Efforts to deliver the amount of Blood Screening Assays in excess of the forecasted amount. Gen-Probe shall provide Chiron with written notice of the anticipated delivery date for such additional Blood Screening Assays.

               (c) In the event that any Purchase Order received from Chiron herein fails to order Blood Screening Assays of the types and in the amounts specified in the then-current Forecast for the applicable calendar month, Gen-Probe shall have the right to reject such Purchase Order(s). Gen-Probe shall notify Chiron in writing within ten (10) days of receipt of such Purchase Order(s). If not rejected by Gen-Probe within ten (10) days of receipt, such Purchase Order(s) shall be deemed accepted by Gen-Probe. In the event that Gen-Probe rejects a purchase order Chiron shall have 5 days to correct the purchase order and resubmit it to Gen-Probe.

               (d) In the event that any disagreement arises between the parties pursuant to the obligations imposed in this Section 6.3.3, the parties shall submit such dispute first to a discussion between responsible managers, and if they cannot agree, then to the Supervisory Board for resolution as soon as is reasonably achievable. In the event that the Supervisory Board is (i) unable to resolve the issue at its next meeting, or (ii) is unable or unwilling to meet within the thirty (30) day period after submittal of the issue to the Supervisory Board, then the issue shall be referred by the parties for resolution in accordance with the terms of Article 13 herein.

               (e) In the event of a conflict between the terms and conditions of any Purchase Order and this Agreement, the terms and conditions of this Agreement shall prevail.

     6.3.4     Inventory.

     (a) The parties agree that the amount of inventory sufficient to ensure uninterrupted testing by Customers in the event of a disruption of supply of Blood Screening Assays from Gen-Probe is a minimum of (5) months' forward demand for such Blood Screening Assays, as determined by the most current Forecast. Accordingly, Chiron shall purchase and maintain a minimum of a five
(5) months inventory of Blood Screening Assays based on the latest Chiron Forecast. The five (5) months inventory will be maintained at Chiron's warehousing facilities (which facilities are set forth in Schedule A.4 attached hereto). As Chiron develops greater visibility of customer inventory, Chiron has the right to reduce its inventory by including the inventory held at the customer sites. However, Chiron must ensure that the inventory level held by Chiron (taking into account up to (5) months' inventory that Chiron can show is held by each customer) is sufficient to always supply each customer with a minimum of 5 months' supply. Prior to reducing their inventory, Chiron must submit their inventory plan to the Supervisory Board for review and approval.

               (b) Notwithstanding the foregoing, Gen-Probe shall maintain sufficient inventory of raw materials and work in progress as necessary to meet the production requirements for Chiron's commitments for the first through eighth months of Chiron's most current Forecast.

               (c) Each party shall give an independent certified public accounting firm selected by the other party access to the applicable records (and the applicable records of any Affiliate or Major Distributor) for the purpose of permitting the audit, at the auditing party's expense and in accordance with Section 7.3 of this Agreement, of compliance with this Section 6.3.4.

      6.3.5 Supply Obligation.

            (a) Gen-Probe shall be required to supply in any given month the quantity of Blood Screening Assays ordered by Chiron pursuant to a Purchase Order as to that quantity of Blood Screening Assays set forth in the then-current Forecast for such month, as the forecasted demand may be amended as permitted in Section 6.3.1(a)(iv) above. If Gen-Probe becomes aware of any fact indicating that Gen-Probe may be unable to meet Chiron's forecasted demand as specified in the original Forecast as to any Blood Screening Assay or indicating that Gen-Probe may be unable to meet Chiron's forecasted demand as specified in an amended Forecast permitted under Section 6.3.1(a)(iv), Gen-Probe shall promptly provide written notice of such fact to Chiron's Director of Global Supply Chain Management and Gen-Probe's Vice-President of Manufacturing - Blood Products. Chiron's Director of Global Supply Chain Management and Gen-Probe's Vice-President of Manufacturing - Blood Products shall meet and attempt to agree upon a resolution, including exploring ways to meet such increased demand. If the parties cannot agree on such a resolution, then the issue will be referred to the Supervisory Board for resolution no later than the latter of (i) thirty
(30) days after such referral, or (ii) the next regularly scheduled Supervisory Board meeting. If the Supervisory Board fails to resolve the issue, the parties may invoke the provisions of Article 13 herein. The failure of Gen-Probe to supply that quantity of Blood Screening Assays in a Chiron Purchase Order in excess of Chiron's forecasted demand as specified in the then-current Forecast or amended Forecast, as permitted under Section 6.3.1(a)(iv) for such month, shall not trigger the Chiron manufacturing rights set forth in Section 3.2.4(b) of the Agreement.

            (b) Gen-Probe shall ensure that the expiration date for Blood Screening Assays supplied to Chiron shall be no earlier than (i) eleven (11) months after the date of delivery into warehouse inventory if designated for export; and (ii) eight (8) months after the date of delivery into warehouse inventory if designated for delivery in the United States. This provision only applies to Lots of Blood Screening Assays manufactured after the Amendment Effective Date (i.e., Lot 13 and beyond).

            (c) The minimum expiration dating requirement set forth in Section 6.3.5(b) exclude controls, [***] and [***]. The parties will set dating requirements for these products on or prior to June 30, 2002.

      6.3.6 Warehouse/Distribution Support for Order Processing. During the term that Gen-Probe provides warehousing support under Section 6.4.4 of this Agreement, Gen-Probe will provide reasonable staff support to Chiron, such staff to be responsible for order packing and processing in connection with the sales of Blood Screening Assays by Chiron. As of the Amendment Effective Date, such support is estimated to be [***]. Changes to the number of Gen-Probe full-time equivalent employees necessary to support order packing and processing shall have no effect on this Agreement, but Gen-Probe will give Chiron reasonable notice of such changes. Such employee(s) shall be responsible for (i) completing order processing (including order packing and confirmations of shipment to Chiron), (ii) maintaining files for special customer requirements, if any, and a history of shipments for Chiron, (iii) maintaining familiarity with part numbers and master lot requirements for Blood Screening Assays, and (iv) communicating regularly with Chiron on Purchase Orders and shipments, recording/reporting status of shipments, problem fact finding, and resolution of order and/or shipment problems."

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   the Commission. Confidential treatment has been requested with respect to the omitted portions.


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     3.   DELIVERY. Section 6.4.1 of the Agreement is hereby deleted and replaced in its entirety by the following:

          "6.4.1    Delivery.

                    (a) For so long as Gen-Probe provides the warehousing support under Section 6.4.4, all Blood Screening Assays purchased by Chiron under this Agreement shall be transferred to the warehouse location more particularly described in Section 6.4.4 without shipping charges to Chiron. Chiron shall be responsible for the cost of shipment out of such warehouse facility to any other location, including to Chiron Customers.

                    (b) At such time as Gen-Probe no longer provides the warehousing support under Section 6.4.4, all Blood Screening Assays purchased by Chiron under this Agreement shall be shipped f.o.b. place of manufacture to such location as designated by Chiron in the applicable Purchase Order. Chiron shall have the right to select the carrier.

                    (c) Chiron shall be responsible for all freight, insurance charges, taxes, import and export duties, inspection fees and other charges applicable to the sale and transport of Blood Screening Assays purchased by Chiron (i) for transfer out of the warehouse to Customers, during the period that Gen-Probe provides the warehousing support under Section 6.4.4 and (ii) to such location designated by Chiron in the applicable Purchase Order, at such time as Gen-Probe no longer provides the warehousing support under Section 6.4.4. Gen-Probe shall, to the extent possible, charge such expenses to Chiron's carrier accounts or pre-pay such charges. When Gen-Probe pre-pays such charges, it shall invoice such charges to Chiron in reasonable detail, specifying the Blood Screening Assays to which such charges apply. Chiron shall pay all such invoices within thirty (30) days of date of invoice.

                    (d) When Blood Screening Assays are shipped from the Gen-Probe warehouse, the dry ice fee of [***] for each shipping box containing frozen material is a freight charge to be prepaid by Gen-Probe, and for which Gen-Probe shall invoice Chiron. The dry ice fee, as well as the other charges enumerated in Sections 6.4.1(a) and (c) above shall be deducted from the gross sales price of Blood Screening Assays as set forth in Section 1.46 herein."

     4. WAREHOUSING. The following new Section 6.4.4 is hereby added to the end of Section 6.4 of the Agreement:

          "6.4.4    Warehousing.

                    (a) Gen-Probe shall provide warehouse capability for Blood Screening Assays after sale to Chiron, in accordance with the provisions of this Section 6.4.4. Chiron may notify Gen-Probe in writing at any time after June 30, 2002 or earlier upon the breach by Gen-Probe of any of its obligations under this Section 6.4.4, of its intention to assume the warehousing function internally. Such notice shall indicate a date not less than 30 days after the date of such notice on which Chiron will assume the warehousing function. Gen-Probe may notify Chiron in writing on or before November 1 of any year during the term hereof of its decision to terminate its provision of the warehouse capabilities described in this Section 6.4.4 and inventory management described in Section 6.4.5, effective January 1 of the immediately succeeding year."


                    (b) Gen-Probe shall provide adequate warehouse storage at its Willow Court facility for all Blood Screening Assays purchased by Chiron prior to delivery of such Blood Screening Assays to Chiron or Chiron's Customer. Such storage services shall include, as applicable based on the type of Blood Screening Assay, frozen, refrigerated, and ambient physical storage space. Gen-Probe shall maintain appropriate safety and security systems for such storage


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space, including monitoring of frozen and cold facilities and providing appropriate backup systems, in accordance with applicable state and federal regulations.

          (c) Gen-Probe shall maintain frozen inventoried Blood Screening Assays in core-packs, unless otherwise agreed by the parties in writing.

          (d) During the period in which Gen-Probe is providing warehousing storage services to Chiron under this Section 6.4.4, Gen-Probe shall segregate, as appropriate, any Blood Screening Assays being warehoused for Chiron pursuant to this Section 6.4.4 and identify such Blood Screening Assays as Chiron's property. Except as otherwise permitted in this Agreement, Gen-Probe shall not, and shall not permit any third party to, sell, assign, pledge, encumber, dispose of, or suffer a lien or encumbrance upon or against any interest in the Blood Screening Assays held by Gen-Probe pursuant to this Section 6.4.4.

          (e) Gen-Probe shall provide Chiron with information regarding all transfers to Chiron, and Chiron shall track and maintain inventory in Chiron's accounting system for all Blood Screening Assays held by Gen-Probe under this
Section 6.4.4. The parties shall cooperate in good faith in the performance of a periodic inventory reconciliation between Chiron's records and a physical count to be conducted on all Blood Screening Assays held by Gen-Probe pursuant to this Section 6.4.4. Such reconciliation shall be conducted once every other month, unless otherwise agreed to by the parties in writing. In the event that such reconciliation identifies discrepancies, the parties shall investigate in good faith the cause of such discrepancies. Each party shall rectify, at its expense, any discrepancies identified which result from such party's failure to act in accordance with the terms of this Agreement or reasonable business practices. If a discrepancy cannot be attributed to either party, then Gen-Probe shall rectify such discrepancy at its expense.

          (f)  For so long as Gen-Probe provides warehousing support under this
Section 6.4.4 and for as long thereafter as necessary to cover claims resulting from such warehousing support, Chiron shall maintain: (1) product liability and general commercial liability insurance having a limit of not less than [***]; and (2) property damage insurance at replacement value for the Blood Screening Assays located at Gen-Probe's warehousing facility, pursuant to one or more insurance policies with reputable insurance carriers. Chiron hereby waives subrogation for the benefit of Gen-Probe with respect to the physical loss of such Blood Screening Assays, except for losses due to the negligence of Gen-Probe or a breach of Gen-Probe's obligations under this
Section 6.4.4. Chiron shall not cause or permit such insurance to be cancelled or modified to materially reduce its scope or limits of coverage for so long as Gen-Probe is providing warehousing support described in Section 6.4.4 or thereafter as provided above.

          (g)  For so long as Gen-Probe provides warehousing support under this
Section 6.4.4 and for so long thereafter as necessary to cover claims resulting from such warehousing support, Gen-Probe shall maintain commercial general liability insurance in the amount of [***], including bailee's legal liability, and Chiron shall be designated as an "additional insured" as respects its rights under this Section 6.4.4. Gen-Probe shall maintain such other types of insurance, with appropriate limits of liability, that are usual and customary for the nature of Gen-Probe's warehousing operations pursuant to this Section
6.4.4. Gen-Probe shall not cause or permit such insurance to be cancelled or modified to materially reduce its scope or limits of coverage for so long as Gen-Probe is providing warehousing support described in Section 6.4.4 or thereafter as provided above.

          (h) Chiron shall be permitted reasonable access to Blood Screening Assays held by Gen-Probe pursuant to this Section 6.4.4 during Gen-Probe's normal business hours and upon reasonable notice to Gen-Probe. Chiron shall retain the right to remove from Gen-Probe's



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warehouse facility all or any portion of the Blood Screening Assays held by
Gen-Probe pursuant to this Section 6.4.4, upon reasonable advance notice to Gen-Probe.

                  (i) Gen-Probe shall have the right to require Chiron to dispose of, or otherwise remove from Gen-Probe's warehousing facility, any and all Blood Screening Assays stored by Gen-Probe pursuant to this
      Section 6.4.4 of which the expiration date has passed.

                  (j) Except for any losses resulting from the negligence of Gen-Probe or a breach of Gen-Probe's obligations under this Section 6.4.4, Chiron shall bear all risk of loss or damage with respect to the Blood Screening Assays once purchased by Chiron, whether located at Gen-Probe's warehousing facility or elsewhere.

                  (k) Gen-probe agreed in Supplemental Agreement to provide the warehouse capabilities described in this Section 6.4.4 and inventory management described in Section 6.4.5 for a period commencing on January 1, 2001 through December 31, 2001, and further agreed in the Settlement Agreement to extend the provision of those services through December 31, 2002, subject to the right of Gen-Probe to increase the charge for those services as limited by the CPI described in Section 6.4.5(e).

      5. INSURANCE CERTIFICATES.

            5.1 Unless previously provided to Gen-Probe by Chiron, concurrent with the execution of this Amendment No. 3, Chiron shall deliver to Gen-Probe certificates evidencing the insurance referred to in Section 6.4.4(g) of the Agreement, as amended by this Amendment No. 3.

            5.2 Unless previously provided to Chiron by Gen-Probe, concurrent with the execution of this Amendment No. 3, Gen-Probe shall deliver to Chiron certificates evidencing the insurance referred to in Section 6.4.4(h) of the Agreement, as amended by this Amendment No. 3.

      6. INVENTORY MANAGEMENT. The following new Section 6.4.5 is hereby added to the end of Section 6.4, following newly added Section 6.4.4:

            "6.4.5 Inventory Management: For so long as Gen-Probe is providing the warehousing support services described under Section 6.4.4, the following additional provisions shall apply:

                  (a) Gen-Probe will provide necessary staff support to Chiron, such staff to be responsible, as described below, for inventory management and shipping of Blood Screening Assays from Gen-Probe's San Diego facilities as required under this Agreement. As of the Amendment Effective Date, such necessary staff is estimated to be [***] employees. Changes in the number of full-time equivalent employees necessary to support inventory management shall have no effect on this Agreement, but Gen-Probe will give Chiron reasonable notice of such changes.

                  (b) Gen-Probe shall, through the services of the support staff designated under Section 6.4.5(a) above, provide the following services to
      Chiron:

                        (i) Inventory management of all inventory, including reagents, Blood Screening Instruments and parts, packing and shipping materials, etc.;

                        (ii) Packing of kitted components, including verification of all kitted components to work order, transfer of kitted components into shipping containers, application of dry ice, gel packs, etc. as required and final assembly and quality control of shipping containers;

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                                       9

                    (iii) Arrangement of and handling transfer to freight forwarders of all shipments of reagents, ancillaries (TTU, TTC, sealing cards, etc.) and Blood Screening Instruments, using Chiron's carrier accounts for freight charges;

                    (iv) Entry of all appropriate system transactions to process shipments, including material issue transactions, printing and application of shipping labels and packing slips;

                    (v) Completion of shipping paperwork, including freight bills and/or SLI's, dangerous goods forms and maintenance of records; and

                    (vi) Interaction with carriers, including pre-arranging pick-ups, faxing of paperwork to carriers and Chiron to reserve appropriate space on flights, loading carrier upon arrival, forwarding all paperwork to appropriate finance and record-keeping personnel, performing any post-shipment follow-up to ensure timely delivery, informing interested parties of results, and investigating any post-shipment problems such as flight delays, orders canceled prior to pick-up, product returns, etc.

               (c) Gen-Probe will be responsible for arranging direct shipments to Customers located in the United States. With respect to shipments outside the United States, Gen-Probe shall only be responsible for arranging shipments to Chiron's primary foreign distribution points (where such Chiron distribution points exist), not to exceed one such distribution point per country.

               (d) When Chiron desires that Blood Screening Assays be shipped to a Customer out of Chiron's inventory held by Gen-Probe under Section 6.4.4, Chiron will provide Gen-Probe with a shipping request. Each shipping request shall be in writing and in a form mutually agreeable to Chiron and Gen-Probe. Gen-Probe will use Commercially Reasonable Efforts to ship Blood Screening Assays so that the Blood Screening Assays will arrive at the designated Customer location by the delivery date set forth in such request, at Chiron's expense. Gen-Probe will give special attention to emergency orders, but shall not be in breach of such obligation if Gen-Probe has used Commercially Reasonable Efforts to expedite shipment for such emergency orders.

               (e) Chiron shall pay to Gen-Probe a monthly fee of [***] for the warehousing services rendered by Gen-Probe pursuant to Section 6.4.4 and the inventory management services described in this Section 6.4.5. Gen-Probe shall have the right to invoice Chiron, and payment to Chiron will be due on the fifth
(5th) day of each month. Gen-Probe shall have the right to increase such monthly fee once in each twelve month period, provided, that (i) the increase for the period January 1 through December 31, 2002 shall not exceed an amount equal to [***] multiplied by a fraction (1) the numerator of which is the index number in the Consumer Price Index for the Standard Metropolitan Statistical Area (or equivalent) that then includes San Diego, California, as published by the U.S. Department of Labor or other authoritative federal government agency, for October 1, 2001 and (2) the denominator of which is said index number for October 1, 2001 and (ii) increases in such monthly fees for periods subsequent to December 31, 2002 shall be limited in this same fashion. Payments that are past-due under this Section shall bear a late payment charge at the lesser of the London Interbank Offered Rate (LIBOR) or the highest rate permitted by applicable law."

               (f) Promptly following any termination of the provisions of warehousing support services described under Section 6.4.4, the parties will meet to consider the reduced inventory management, packing and shipping needs of Chiron, and amend this Section 6.4.5 accordingly."



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                                       10

     7. SAFETY STOCKS. Section 6.12 (Safety Stocks) is hereby deleted and replaced, in its entirety, as follows:

     "6.12  Safety Stocks.

            (a) The Supervisory Board will from time-to-time review and establish the appropriate level of Safety Stocks for the Blood Screening Assays. The parties agree that the appropriate level of Safety Stock for the Initial Blood Screening Assay as of the Amendment Effective Date is reflected in the five month inventory requirement described in Section
     6.3.4 above.

            (b) With respect to any Initial Blood Screening Assay or Future Blood Screening Assay, the objective of the parties is to share equally the aggregate cost of maintaining safety stocks of raw components, work in progress, and finished goods as required by CBER."

     8. SCOPE OF AMENDMENT NO. 3. The parties hereto agree that the Forecasts and Orders provisions set forth in Section 2 of this Amendment No. 3 address the rights and obligations of each party with respect to Lot 13 and subsequent Lots. Except as expressly stated herein, nothing in Section 2 of this Amendment No. 3 shall apply in any respect to the rights or obligations of the parties with respect to Lots 1-12. Accordingly, and for ease of implementation, the parties agree that the Forecast and Orders provisions set forth in Section 2 will apply commencing with and applying to the Forecast due April 1, 2002 from Chiron (covering the 12 months ending April 30, 2003). Notwithstanding the above, the Order Processing provisions of new Section 6.3.6 shall govern the rights and obligations of each party from and after the Amendment Effective Date. Except as set forth in this Section 8, from and after the Amendment Effective Date, this Amendment No. 3 shall apply in all respects to the Agreement.

     9. LIMITED TERMS APPLICABLE TO [***]. The parties agree to equally share the "variable manufacturing cost" of those portions of [***] held in inventory by Gen-Probe and Chiron that are unsold, not retained for R&D or other internal purpose by either party and scrapped due to product expiration, net of the aggregate purchase price previously paid by Chiron to Gen-Probe for expired units held in Chiron's inventory. For the purpose of this Amendment No. 3, [***] will be used as the "variable manufacturing cost" to value scrap material. To the extent necessary to avoid product outdating and if requested by Chiron, Gen-Probe agrees to re-label, at Gen-Probe's expense and in accordance with all international and domestic labeling requirements, such Blood Screening Assays in [***] that may be relabeled with twenty-four (24) expiration dates.

    10. EFFECT OF AMENDMENT NO. 3 ON SUPPLEMENTAL AGREEMENT. As of the Amendment Effective Date, the Supplemental Agreement shall terminate in all respects. Each party's obligations under such Supplemental Agreement shall terminate as of such date; provided, however, that such termination shall not act to bar claims under the terms of the Supplemental Agreement that arose prior to such Amendment Effective Date.

    11. NO OTHER AMENDMENT. Except as expressly set forth in this Amendment No. 3, all other terms and conditions of the Agreement and the Settlement Agreement are hereby ratified and shall continue in full force and effect.




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                                       11

      12. COUNTERPARTS. This Amendment No. 3 may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and same instrument.

      IN WITNESS WHEREOF, the parties have caused this Amendment No. 3 to be executed as of April 1, 2002 and the persons signing below warrant that they are duly authorized to sign for and on behalf of the respective parties.


Gen-Probe:                                Chiron:

GEN-PROBE INCORPORATED,                   CHIRON CORPORATION
a Delaware corporation                    a Delaware corporation


By /s/ HENRY L. NORDHOFF                  By /s/ WILLIAM G. GREEN
   -----------------------------------       -----------------------------------
   Henry L. Nordhoff                         William G. Green
   President and Chief Executive Officer     Senior Vice President and
                                             President, Blood Testing

   [SEAL]

                                  Schedule A.1

                             Labeling Requirements


PART
NUMBER            DESCRIPTION                         LABEL OPTIONS
------            -----------                         -------------


                                     [***]


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   omitted portions.

                                  SCHEDULE A.2

                Standing Agenda for Production Planning Meetings


Purpose:

Review Forecast and production plan and make the appropriate production planning and inventory management decisions to meet Customer supply needs in a cost efficient manner.

Agenda:

      -     Review previous month performance

      -     Shipments

      -     Inventory

      -     Production

      -     Delivery

      -     Review current Forecast and production plan

      -     [***]

      -     Timing/feasibility for next production?

      -     "What If analysis" - Risk and risk management discussion

      -     Outstanding issues [***]

      -     Review Plan and Key Decisions.


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
                                  Schedule A.3

                             Sample Purchase Order

------------------------
     PURCHASE ORDER                        SUPPLIER:
------------------------                   GEN-PROBE INCORPORATED                            CHIRON
P.O.# 45059813                             10210 GENETIC CENTER DRIVE
Order Date: 21-May-2002                    SAN DIEGO CA  92121
Buyer: Mary Semeniuk
Phone #: 510-923-6010                      Vendor Contact: SHERYL STILES
Fax #: 510-923-3340                        Phone #: 858-410-8984
                                           Fax #: 800-288-3141
------------------------


A copy of this purchase order was faxed to Sheryl Stiles at Gen-Probe.

Equal Opportunity Contract Clause (EOC)
Chiron Corporation is committed to the provisions outlined
in the Equal Opportunity Clauses of Executive Order 11246,
(60-1.4), Section 503 of the Rehabilitation Act of 1973,
(60-741.5), and, Section 402 of the Vietnam Veterans
Readjustment Act of 1974, (60-250.4), As well as any other                               ----------
regulations pertaining to these orders.                                                    SAMPLE
                                                                                         ----------
Please fax a copy of the packing list to Erica Artis at Chiron Corp at 510-923-2786.

-----------------------------------------------------------------------------------------------------
Item #     QTY/UOM     Chiron Mat#                                     Price         Extended Price
                       Vendor Mat#
                       Material Description
-----------------------------------------------------------------------------------------------------
   1        170 EA     [***]                                        [***] per EA          [***]

                       301030-PROCLEIX (TM), 5000 IVD TEST KIT
                       [***]
                       [***]

   2         35 EA     [***]                                        [***] per EA          [***]
                       301031
                       301031-PROCLEIX (TM), 1000 IVD TEST KIT
                       [***]
                       [***]

   3        885 EA     [***]                                        [***] per EA          [***]

                       301027-PROCLEIX (TM), ASSAY FLUIDS, IVD
                       [***]
                       [***]

   4        443 EA     [***]                                        [***] per EA          [***]

                       301038-PROCLEIX (TM), AUTO DETECT, IVD
                       [***]
                       [***]

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                                                                     Page 1 of 3

------------------------
     PURCHASE ORDER                        SUPPLIER:
------------------------                   GEN-PROBE INCORPORATED                            CHIRON
P.O.# 45059813                             10210 GENETIC CENTER DRIVE
Order Date: 21-May-2002                    SAN DIEGO CA  92121
Buyer: Mary Semeniuk
Phone #: 510-923-6010                      Vendor Contact: SHERYL STILES
Fax #: 510-923-3340                        Phone #: 858-410-8984
                                           Fax #: 800-288-3141
------------------------
                                                                                         ----------
                                                                                           SAMPLE
                                                                                         ----------

-----------------------------------------------------------------------------------------------------
Item #     QTY/UOM     Chiron Mat#                                     Price         Extended Price
                       Vendor Mat#
                       Material Description
-----------------------------------------------------------------------------------------------------
   5        575 EA     [***]                                        [***] per EA          [***]

                       301026-PROCLEIX (TM), DISCR PROBE, IVD
                       [***]

   6         60 EA     [***]                                        [***] per EA          [***]
                       301036
                       301036-PROCLEIX (TM),HIV-1/HCV CALIB,IVD
                       [***]

   7        465 EA     [***]                                        [***] per EA          [***]
                       301035
                       301035-PROCLEIX (TM),HIV-1/HCV CONTR,IVD
                       [***]

   8         50 EA     [***]                                        [***] per EA          [***]
                       301034
                       301034-PROCLEIX (TM), PROF PANELS, IVD
                       [***]

   9        885 CAS    [***]                                        [***] per CAS         [***]
                       GP
                       TU0022-TEN TUBE UNIT (TTU), ESAS
                       [***]

  10        885 CAS    [***]                                        [***] per CAS         [***]
                       GP
                       104578-TEN TUBE CASSETTE (TTC)
                       [***]

  11      7,630 CAS    [***]                                        [***] per CAS         [***]
                       GP
                       102085-SEALING CARDS (35/PKG)
                       [***]

  12         38 EA     [***]                                        [***] per EA          [***]
                       [***]
                       [***]


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                                                                     Page 2 of 3

------------------------
     PURCHASE ORDER                        SUPPLIER:
------------------------                   GEN-PROBE INCORPORATED                            CHIRON
P.O.# 45059813                             10210 GENETIC CENTER DRIVE
Order Date: 21-May-2002                    SAN DIEGO CA  92121
Buyer: Mary Semeniuk
Phone #: 510-923-6010                      Vendor Contact: SHERYL STILES
Fax #: 510-923-3340                        Phone #: 858-410-8984
                                           Fax #: 800-288-3141
------------------------
                                                                                         ----------
                                                                                           SAMPLE
                                                                                         ----------

-----------------------------------------------------------------------------------------------------
Item #     QTY/UOM     Chiron Mat#                                     Price         Extended Price
                       Vendor Mat#
                       Material Description
-----------------------------------------------------------------------------------------------------

                       DELIVERY DATE: [***]

-----------------------------------------------------------------------------------------------------
                                 TOTAL NET ITEM VALUE EXCLUDING TAX                     [***] USD


Free on board SHIPPING POINT
Payment Terms: Within 30 days Due net


REMIT TO:                                                  DELIVER TO:


Chiron Corporation                                         Chiron Warehouse
Accounts Payable Department                                C/O Gen-Probe Incorporated
4560 Horton Street                                         10808 Willow Court
Emeryville, CA 94608                                       San Diego, CA 92127
Attn: P.O.#45059813                                        Attn: P.O.# 45059813



Supplier Confirmation By:                                  For Chiron Corp. By:
(If Requested)            -----------------------------                          -----------------------------
                          Authorized Agent, Title, Date                          Authorized Agent, Title, Date


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                                                                     Page 3 of 3

                                  Schedule A.4

                         List of Warehousing Facilities



Gen-Probe Incorporated
10808 Willow Court
San Diego, California 92127
United States

BOMI France Snc
Rue de la Maison Rouge
Parc d'activities Paris East
77185 Lognes
France

Dade Berhring Diagnostics Pty Ltd
Orion Road 18-20
2066 Lane Cove
New South Wales, Australia